Exhibit 99.1

PRESS RELEASE

Univar Solutions Completes Transaction with Apollo Funds

Shareholders Receive $36.15 Per Share in Cash

DOWNERS GROVE, Ill. and NEW YORK — August 1, 2023 — Univar Solutions Inc. (“Univar Solutions” or the “Company”) and Apollo (NYSE: APO) today announced that Apollo Funds have completed the previously announced acquisition of the Company, which includes a minority investment from a wholly owned subsidiary of the Abu Dhabi Investment Authority (“ADIA”). The Company will continue to operate under the Univar Solutions name and brand and maintain its global presence.

David Jukes, president and chief executive officer of Univar Solutions, said, “The completion of this transaction begins the next chapter for Univar Solutions as we further enhance our position as a leading global chemical and ingredients solutions provider with enhanced flexibility to explore growth opportunities for the benefit of customers, suppliers, employees, and industry alike. I couldn’t be more pleased to be in such an advantaged position due to our broad product offering and enhanced presence in target growth end markets, award winning customer experience, leading digital tools, and expanded suite of service capabilities.”

Apollo Private Equity Partner Sam Feinstein said, “We are excited to partner with David and the talented Univar Solutions team to build on the Company’s strong foundation and track record of innovation, leveraging our extensive industry experience. We have strong conviction in Univar’s potential and look forward to embarking on a number of exciting initiatives to help accelerate the Company’s growth.”

Transaction Details

Pursuant to the terms of the transaction, an affiliate of the Apollo Funds acquired all of the outstanding shares of Univar Solutions stock. Shareholders are entitled to receive $36.15 in cash for each share of Univar Solutions (UNVR) common stock owned. As a result of the transaction completion, Univar Solutions’ common stock no longer trades on the New York Stock Exchange.

Advisors

Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc. served as financial advisors to Univar Solutions and Wachtell, Lipton, Rosen & Katz served as lead counsel to Univar Solutions.

Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to the Apollo Funds.

J.P. Morgan Securities LLC acted as lead financial advisor to Apollo. BMO Capital Markets, BNP Paribas Securities Corp., Credit Suisse, Guggenheim Securities, LLC, HSBC Securities (USA) Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC served as financial advisors to Apollo.

Cleary Gottlieb Steen & Hamilton LLP served as legal counsel to ADIA.

Forward-Looking Statements and Information

This communication contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. All forward-looking statements made in this communication are qualified by this cautionary language.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. Potential factors that could affect such forward-looking statements include, among others: general economic conditions, particularly fluctuations in industrial production and consumption and the timing and extent of economic downturns; significant changes in the business strategies of producers or in the operations of customers; increased competitive pressures, including as a result of competitor consolidation; potential supply chain disruptions; significant changes in the pricing, demand and availability of chemicals; potential cybersecurity incidents, including security breaches; the Company’s indebtedness, the restrictions imposed by, and costs associated with, its debt instruments, and its ability to obtain additional financing; the broad spectrum of laws and regulations that the Company is subject to, including extensive environmental, health and safety laws and regulations and changes in tax laws; an inability to generate sufficient working capital; transportation related challenges, including increases in transportation and fuel costs, changes in the Company’s relationship with third party transportation providers, and ability to attract and retain qualified drivers; accidents, safety failures, environmental damage, product quality issues, delivery failures or hazards and risks related to its operations and the hazardous materials it handles; potential inability to obtain adequate insurance coverage; ongoing litigation, potential product liability claims and recalls, and other environmental, legal and regulatory risks; challenges associated with international operations; exposure to interest rate and currency fluctuations; an inability to integrate the business and systems of companies it acquires, including failure to realize the anticipated benefits of such acquisitions; possible impairment of goodwill and intangible assets; its ability to attract or retain a qualified and diverse workforce; negative developments affecting its pension plans and multi-employer pensions; labor disruptions associated with the unionized portion of its workforce; its ability to execute on its initiatives and goals related to environmental, social, and governance (“ESG”) matters and the increasing legal and regulatory focus on ESG; the impacts resulting from the conflict in Ukraine or related geopolitical tensions; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, conflict, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related Company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; actions by third parties, including government agencies; and the other factors described in the Company’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and to other documents filed by the Company with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. We caution you that the forward-looking information presented in this communication is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this communication.

Any forward-looking statements represent the Company’s views only as of the date of this communication and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation, other than as may be required by law, to update any forward-looking statement.

About Univar Solutions

Univar Solutions is a leading global specialty chemical and ingredient distributor representing a premier portfolio from the world’s leading producers. With the industry’s largest private transportation fleet and technical sales force, unparalleled logistics know-how, deep market and regulatory knowledge, formulation and recipe development, and leading digital tools, the Company is well-positioned to offer tailored solutions and value-added services to a wide range of markets, industries, and applications. While fulfilling its purpose to help keep communities healthy, fed, clean and safe, Univar Solutions is committed to helping customers and suppliers innovate and focus on Growing Together. Learn more at univarsolutions.com.

About Apollo

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three investing strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of March 31, 2023, Apollo had approximately $598 billion of assets under management. To learn more, please visit www.apollo.com.

CONTACT FOR UNIVAR SOLUTIONS:

Media Relations:

Dwayne Roark

+1-331-777-6031

mediarelations@univarsolutions.com

CONTACTS FOR APOLLO:

Global Head of Investor Relations:	Global Head of Corporate Communications:
Noah Gunn	Joanna Rose
+1-212-822-0540	+1-212-822-0491
IR@Apollo.com	Communications@Apollo.com

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